ASSET PURCHASE AGREEMENT


                    ASSET PURCHASE AGREEMENT, dated as of this 28th day of July, 1998, by and among PARAMOUNT FINANCIAL CORPORATION, a Delaware corporation (the "Parent"), DELTAFORCE PERSONNEL SERVICES,
                                     ------
          INC., a New York corporation and a wholly-owned subsidiary of the Parent (the "Purchaser"), RBW STAFFING RESOURCES INC., a New York
                       ---------
          corporation ("WordSmiths" or the "Company"), and Robert Klein
                        ----------          -------
          ("Klein"), the sole shareholder of the Company.
            -----


                                 W I T N E S S E T H
                                 - - - - - - - - - -


                    WHEREAS, the Company is in the business among other things, of providing temporary legal support staffing and temporary personnel services to the legal community (which business as currently conducted is referred to as the
          "Business"); and                           --------

                    WHEREAS, WordSmiths desires to sell and transfer to Purchaser, and Purchaser desires to purchase and acquire from WordSmiths, all of WordSmiths' right, title and interest in and to the name "WORDSMITHS," the Company's customer list, the Company's applicant base directory and all of the Business computer software and computer systems (collectively the "Purchased Assets"); and
           ----------------

                    WHEREAS, in furtherance of the consummation of the acquisition of the Purchased Assets and the other transactions contemplated hereby (the "Contemplated Transactions"), the parties
                                    -------------------------
          hereto desire to enter into this Agreement.

                    NOW THEREFORE, in consideration of the premises and mutual covenants and agreements set forth herein, the parties hereto agree as follows:


                                      ARTICLE I

                        PURCHASE AND SALE OF PURCHASED ASSETS

               SECTION 1.1  PURCHASED ASSETS.  Effective as of the close of
                            ----------------
          business on the date hereof, the Company hereby assigns, transfers, sells, conveys and delivers to Purchaser, and Purchaser hereby purchases and acquires from the Company, all of the Company's right, title and interest in and to the Purchased Assets, free and clear of any mortgage, lien (including mechanics, warehouse, laborers and landlords liens), claim, pledge, charge, security interest, preemptive right, right of first refusal, option, judgment, title defect or encumbrances of any kind, other than the European American Bank lien for which a UCC-3 terminating such lien is presently being obtained by the Company and will be delivered simultaneously herewith (collectively, "Liens"). The Company's customer list, applicant
                          -----
          base  directory  and  a  list  of  the Business computer software
          and  computer  systems  are  being   delivered   to    Purchaser
          concurrent with the execution hereof.

               SECTION 1.2  PURCHASE PRICE.  As full consideration for the
                            --------------
          Purchased Assets, concurrently herewith the Purchaser is paying to or for the account of the Company an amount equal to $350,000, payable as follows: (a) Two Hundred Fifty Thousand Dollars ($250,000) cash pursuant to wire transfer instructions provided to Purchaser by the Company, and (b) a promissory note of the Purchaser (the "Note") in the principal amount of One Hundred
                          ----
          Thousand Dollars ($100,000), in the form annexed hereto as Exhibit
                                                                     -------
          A.  The Note bears interest at eight and one half percent (8.5%)
          -
          per annum and is payable in one payment of One Hundred Thousand Dollars ($100,000) plus accrued and unpaid interest on the principal. The Note is due and payable on the first anniversary of the date of this Agreement.

               SECTION 1.3  ALLOCATION.  The parties agree that the
                            ----------
          consideration paid under this Agreement and the Transaction Documents (as defined below) will be allocated in accordance with the manner indicated in this Agreement and the Transaction Documents. The Purchaser, Parent, the Company and Klein hereby each covenant and agree that it/he will not take a position on any income tax return (including any report filed on Internal Revenue Form 8594), before any governmental agency charged with the collection of any income tax or in any judicial proceeding, any financial reporting, or in any Securities and Exchange Commission reporting that is in any way inconsistent with the terms of this Section 1.3.

               SECTION 1.4  NO ASSUMPTION OF LIABILITIES.  Regardless of
                            ----------------------------
          whether any of the following is disclosed to Purchaser, Parent or any of their representatives or otherwise or whether Purchaser, Parent or any of their representatives may have knowledge of the same, Purchaser shall have no liability for, and shall be under no obligation to assume, and shall not be deemed to be and is not assuming, any Lien or other obligation, liability, contract or commitment of the Company of any kind or nature whatsoever, including but not limited to, (a) any liability under any account payable, lease, note, indenture, loan agreement, employment contract, agreement containing severance or termination pay arrangements or deferral compensation agreement or any other contract or agreement (written or oral) relating to the Company or the Business; (b) any liability of the Company for federal, state or local taxes, including without limitation, any income, capital gains or franchise taxes, or any taxes on capital (including any taxes payable as a result of the Contemplated Transactions); (c) any liability or obligation whatsoever of the Company under, or directly or indirectly relating to, any employee benefit plan or any other plans, programs or arrangements of any kind relating to employee benefits sponsored or maintained by the Company; (d) any liability or obligation of the Company for claims covered by the Company's insurance policies arising out of any act or omission occurring or state of facts existing prior to or after the date hereof, including without limitation, workers' compensation, general liability, fire and property insurance policies, and any liability or obligation of the Company for premiums which may be due or are payable under any such insurance policy; and (e) any liability of the Company relating to the Business or otherwise (collectively, the "Company Liabilities").
               -------------------

                                      ARTICLE II

                      AGREEMENTS DELIVERED CONCURRENTLY HEREWITH

               Simultaneously herewith, in connection with the consummation of the Contemplated Transactions, Purchaser is entering into an employment agreement and a noncompetition agreement with Klein, and a noncompetition agreement with Jeffrey Klein (collectively with all other documents or instruments delivered hereunder, the "Transaction Documents"). The following Transaction Documents are
           ---------------------
          fully executed and delivered concurrently herewith as follows:

               SECTION 2.1  Employment Agreement.  Concurrently herewith,
                            --------------------
          Purchaser is entering into a two-year employment agreement with Klein (the "Employment Agreement"), dated the date of this
                      --------------------
          Agreement, in the form annexed hereto as Exhibit B.
                                                   ---------
               SECTION 2.2  NONCOMPETITION AGREEMENTS.  (a)  In connection
                            -------------------------
          with the consummation of the Contemplated Transactions, Klein is concurrently herewith entering into a five year noncompetition agreement (the "Noncompetition Agreement") with Purchaser, dated as
                          ------------------------
          of  the date  of this  Agreement, in the  form annexed  hereto as
          Exhibit C.
          ---------
                    (b)  In  connection  with   the  consummation  of   the
          Contemplated Transaction, Jeffrey Klein is concurrently herewith entering into a noncompetition agreement with Purchaser, dated as of the date of this Agreement, in the form annexed hereto as Exhibit D.
          ---------

                                     ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF THE COMPANY

               The Company and Klein, jointly and severally, represent and warrant to Purchaser and Parent, as of the date of this Agreement, that:

               SECTION 3.1  CORPORATE EXISTENCE AND POWER; TITLE TO PURCHASED
                            -------------------------------------------------
          ASSETS.  (a)  The Company is a corporation duly organized, validly
          ------
          existing and in good standing under the laws of the State of New York, and has all requisite powers and all material permits required to own, lease and operate its properties and to conduct the Business as currently conducted.

                    (b) The Company does not have any subsidiaries and does not directly or indirectly own any interest or investment in any other person.

                    (c) The Company has, and pursuant to this Agreement is conveying, selling, transferring, assigning and delivering to Purchaser, good, valid, marketable, legal and beneficial title to all of the Purchased Assets and is the lawful owner of the Purchased Assets, free and clear of all Liens.

               SECTION 3.2  AUTHORITY RELATIVE TO THIS AGREEMENT.  The
                            ------------------------------------
          Company has full power and authority to execute and deliver this Agreement and each other Transaction Document to which it is a party and to consummate the Contemplated Transactions. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, and the consummation by it of the Contemplated Transactions, have been duly and validly authorized and approved by the Company's board of directors and shareholders, and no other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery by the Company of this Agreement or the other Transaction Documents to which the Company is a party or the consummation of the Contemplated Transactions. This Agreement and the other Transaction Documents to which the Company is a party have been duly and validly executed and delivered by the Company, and (assuming the valid execution and delivery thereof by the other parties thereto) constitute the legal, valid and binding agreements of the Company, enforceable against the Company, in accordance with their respective terms, except as such obligations and their enforceability may be limited by applicable bankruptcy and other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought (whether at law or in equity).

               SECTION 3.3  NO CONFLICTS; CONSENTS.  Neither the execution,
                            ----------------------
          delivery and performance by the Company of this Agreement and each other Transaction Document to which it is a party, nor the consummation of the Contemplated Transactions (i) violates any provision of the Articles of Incorporation or by-laws of the Company; (ii) requires the Company to obtain any consent, approval, permit or action of or waiver from, or make any filing with, or give any notice to, any governmental body, or any other person; (iii) violates, conflicts with or results in a breach or default under (after the giving of notice or the passage of time or both), or permits the termination of, any contract, right, other obligation or restriction relating to or which affects the Purchased Assets or the Business or to which the Company is a party or by which the Company, the Business or any of the Purchased Assets may be bound or subject, or results in the creation of any Lien upon any of the Purchased Assets pursuant to the terms of any such contract; (iv) violates any law or order of any governmental body against, or binding upon, the Company or upon the Purchased Assets or the Business of the Company; or (v) violates or results in the revocation or suspension of any permit necessary for the conduct of the Business.

               SECTION 3.4  CHARTER DOCUMENTS AND CORPORATE RECORDS.  (a)
                            ---------------------------------------
          The Company has heretofore delivered to Purchaser and Parent true and complete copies of the Articles of Incorporation and by-laws of the Company as in effect on the date hereof. The stock and transfer books of the Company have been made available to Purchaser and Parent for their inspection and are true and complete. The Company has heretofore permitted Purchaser and Parent to inspect true and complete copies of the minutes of meetings (or written consents in lieu of meetings) of the board of directors (and all committees thereof) and shareholders of the Company. All actions taken by the board of directors (and all committees thereof) and shareholders of the Company are reflected in such minutes, written consents and other documentation.

                    (b) All financial, business and accounting books, ledgers, accounts and official and other records relating to the Company, the Business and the Purchased Assets have been properly and accurately kept and completed in all material respects, and there are no material inaccuracies or discrepancies contained or reflected therein, other than the disputed classification/assessment by the Department of Labor of the employees of WordSmiths relating to tax treatment of such employees, which is presently being appealed by WordSmiths (the "Department of Labor Claim").
           -------------------------

               SECTION 3.5  FINANCIAL INFORMATION.  The Company has
                            ---------------------
          previously furnished to Purchaser and Parent true and complete copies of (i) the Company's unaudited financial statements at and for the year ended June 30, 1997 (the "June 1997 Statement"), (ii)
                                                 -------------------
          the Company's unaudited financial statements at and for the years ended June 30, 1996 and 1995, and (iii) the Company's unaudited statements reflecting revenues and expenses for the calendar
          quarters   and  eleven  months  ended   May  31,  1998  and  1997
          (collectively, the "Interim Statements").  The Interim Statements
                              ------------------
          accurately present the revenue and expenses of the Company on a cash basis for the periods then ended. The June 1997 Statement has been prepared in a manner consistent with the Company's past practices and accurately present the financial position of the Company as of its date and results of operations for the period then ended.

               SECTION 3.6  ABSENCE OF CERTAIN CHANGES. Since the June 1997
                            --------------------------
          Statement, except as set forth in this Agreement, the Company has conducted the Business in the ordinary course consistent with past practices and there has not been:

                    (a) Any material adverse change in the Business, assets, financial condition, prospects or results of operations of the Company (collectively, the "Condition of the Business") or
                                             -------------------------
          any event, occurrence or circumstance that could reasonably be expected to cause such a material adverse change;

                    (b) Any material adverse change in the relationships of the Company with its customers and applicants; or

                    (c) Except for any changes made in the ordinary course of the Business, any material change in any of the Company's business policies, including advertising, marketing, pricing, purchasing, personnel, returns or budget policies.

               SECTION 3.7  INTANGIBLE PROPERTY.  (a)  The Company owns a
                            -------------------
          doing-business-as (d/b/a) in and to the name "WordSmiths" (the "Acquired Name") filed in New York County, New York and any and all
           -------------
          other intellectual property rights necessary to conduct the Business and there are no agreements, arrangements, claims or any other rights of any character entitling any person other than Purchaser to any interest in the Acquired Name and the Company's other intellectual property rights;

                    (b) the Company has not received any notice contesting the Company's right to use the Acquired Name;

                    (c) the Acquired Name and any other intellectual property rights of the Company have not been and are not the subject of any pending or, to the Company's or Klein's knowledge, threatened litigation or claim of infringement.

               SECTION 3.8  CLAIMS AND PROCEEDINGS. There are no outstanding
                            ----------------------
          orders of any governmental body against or involving the Company, the Purchased Assets or the Business, other than the Department of Labor Claim. Other than the Department of Labor Claim, there
          are  no  actions,  suits,   claims  or  counterclaims  or  legal,
          administrative   or   arbitral  proceedings  or  investigations,
          (collectively, "Claims") (whether or  not the  defense thereof
                          ------
          or liabilities in respect thereof are covered by insurance), pending or, to the Company's or Klein's knowledge, threatened on the date hereof, against or involving the Company, any of the Purchased Assets or the Business. There is no fact, event or circumstance known to the Company or Klein that would give rise to any Claim other than the Department of Labor Claim that, if pending or threatened would, in the Company's or Klein's reasonable judgment, have an adverse effect on the Condition of the Business.

               SECTION 3.9  COMPLIANCE WITH LAWS.  The Company is not in
                            --------------------
          violation of any order, judgment, injunction, award, citation, decree, consent decree or writ, or any law, statute, code, ordinance, rule, regulation or other requirement, of any government or political subdivision thereof, whether federal, state, local or foreign, or any agency or instrumentality of any such government or political subdivision, or any court or arbitrator affecting the Purchased Assets or the Business, other than the Department of Labor Claim.

               SECTION 3.10  PERMITS. The Company has obtained all licenses,
                             -------
          permits,   certificates,   certificates  of   occupancy,  orders,
          authorizations  and approvals  of (collectively,  "Permits"), and
                                                             -------
          has made all required  registrations   and   filings  with,   any
          governmental body that are required for the conduct of the Business. All Permits that are required for the conduct of the Business are in full force and effect; no violations are or have been recorded in respect of any Permit; and no proceeding is
          pending or threatened to revoke  or limit any Permit.   No Permit
          will terminate by reason of consummation of this Agreement.

               SECTION 3.11  CUSTOMERS; APPLICANTS. The relationships of the
                             ---------------------
          Company with its customers are reasonable commercial working relationships and (i) all amounts owing from such customers, if
          not  in  dispute,  have  been   paid  in  accordance  with  their
          respective terms, (ii) none of such customers within the last twelve months has threatened in writing to cancel, or otherwise terminate, the relationship of such person with the Company, and
          (iii) to the Company's or Klein's knowledge, none of such customers during the last twelve months has decreased materially or threatened to decrease or limit materially its relationship with the Company or intends to decrease or limit materially its
          business  with the Company.   There has been  no reduction in the
          number or quality of the applicants available to the Company beyond levels normally experienced in the ordinary course of the Company's Business.

               SECTION 3.12  DISCLOSURE.  Neither this Agreement, nor any
                             ----------
          audited or unaudited financial statements, documents or certificates furnished or to be furnished to Purchaser, Parent or any of their representatives or affiliates by or on behalf of the Company pursuant to this Agreement or in connection with this Agreement contains to the best of the Company's or Klein's knowledge or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading. There are no facts known to Klein or the Company and not disclosed herein, which might reasonably be expected to directly and materially adversely affect the value of the Purchased Assets or the Condition of the Business. All representations and warranties made by the Company or Klein will be deemed to have been relied on by Purchaser and Parent (notwithstanding any investigation by Purchaser).


                                      ARTICLE IV

                            REPRESENTATIONS AND WARRANTIES
                              OF THE PURCHASER AND PARENT

               SECTION 4.1  CORPORATE EXISTENCE AND POWERS.  (a)  The
                            ------------------------------
          Purchaser is  a corporation duly organized,  validly existing and in good standing under the laws of the State of New York, and has all requisite powers and all material permits required to own, lease and operate its properties and to conduct its businesses.

                    (b) The Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite powers and all material permits required to own, lease and operate is properties and to conduct is business.

               SECTION 4.2  AUTHORITY RELATIVE TO THIS AGREEMENT.  The
                            ------------------------------------
          Purchaser and the Parent have the full power and authority to execute and deliver this Agreement and each other Transaction Document to which it is a party and to consummate the
          Contemplated Transactions. The execution, delivery and performance by the Purchaser and the Parent of this Agreement and the other Transaction Documents to which it is a party, and the consummation by them of the Contemplated Transactions, have been duly and validly authorized and approved by each of the Purchaser's and the Parent's board of directors, and no other corporate proceedings on the part of the Purchaser or the Parent are necessary to authorize the execution and delivery by the Purchaser and the Parent of this Agreement or the other Transaction Documents to which the Purchaser or Parent is a party or the consummation of the Contemplated Transaction. This Agreement and the other Transaction Documents to which the Purchaser or the Parent is a party have been duly and validly executed and delivered by the Purchaser or the Parent, and (assuming the valid execution and delivery thereof by the other parties thereto) constitute the legal, valid and binding agreements of the Purchaser and the Parent, enforceable against the Purchaser and the Parent in accordance with their respective terms, except such obligations and their enforceability may be limited by applicable bankruptcy or other similar laws affecting the enforcement of creditors' rights generally and except for the availability of equitable remedies subject to the discretion of the court before which any proceeding may be brought (whether at law or in equity).

               SECTION 4.3  NO CONFLICTS; CONSENTS.  Neither the execution,
                            ----------------------
          delivery and performance by the Purchaser or the Parent of this Agreement and each of the other Transaction Documents to which it is a party, nor the consummation of the Contemplated Transactions
          (i) violates any provision of the Articles of Incorporation or by-laws of either the Purchaser or the Parent; (ii) requires the Purchaser or the Parent to obtain any consent, approval permit or action or waiver from, or make any filings with, or give any notice to, any governmental body, or any other person; (iii) violates any law or order of any governmental body against or binding upon the Purchaser or the Parent; or (iv) violates and results in the revocation suspension of any permit necessary for the conduct of the Purchaser's or the Parent's business.

               SECTION 4.4  LITIGATION. There are no claims, actions, suits,
                            ----------
          proceedings or investigations, whether legal or administrative, at law or in equity, pending or the best of Purchaser or Parent's
          knowledge  threatened  against  the   Purchaser  or  the   Parent
          involving or effecting the Purchaser's ability to perform its obligations hereunder or under the other Transaction Documents to which it is a party.


                                      ARTICLE V

                       AGREEMENTS RELATING TO THE COLLECTION OF
                                 ACCOUNTS RECEIVABLE

                    (a) All outstanding accounts receivable of the Company on the date hereof (the "Receivables") shall be collected by
                                   -----------
          Purchaser on behalf of and  for the account of the Company.   The
          Purchaser agrees to utilize the same level of collection efforts that it would use in the ordinary course of the collection of receivables for its own account, provided that Purchaser shall not
                                           --------
          be required in any event to bring any legal action or institute other extraordinary collection efforts to collect Receivables. Any payments of receivables received by Purchaser after the date hereof shall be deemed to be received on a "first-in-first-out" basis so that all such payments will be first credited towards the Receivables due from a particular account debtor until the entire amount of such account debtor's Receivables is paid in full to the Company (after which time all receivables from such account debtor shall be for Purchaser's account), provided, that
                                                             --------
          if a particular payment of a receivable received by Purchaser specifically indicates that it is in payment for services provided after the date hereof, such receivable shall not be subject to this
          Article V and may be retained  by Purchaser, and  provided further,
                                                            ----------------
          that any Receivables which are the subject of a dispute with the applicable account debtor (a "Disputed Receivable") shall be
                                           -------------------
          segregated from other Receivables of such account debtor and do not need to be collected prior to such account debtor's being deemed to have been paid in full.

                    (b) The Purchaser will remit to the Company weekly, commencing on a date two weeks after the date hereof, the Receivables collected during the preceding week along with documentation specifically identifying the client and the invoice paid.

                    (c) Further, Purchaser will promptly bill on behalf of the Company for any services performed prior to the effective date of this Agreement but for which time cards were not submitted either to the Company or Purchaser until after the effective date of this Agreement. Purchaser will provide the Company with copies of all invoices for services so billed and will remit in accordance with the above paragraph (b) any monies received for services performed prior to the effective date of this Agreement. Subject to paragraph (a) of this Article V, all revenues (whether billed or unbilled) generated for services rendered by the Business prior to the effective date of this Agreement belong to the Company, and all revenues generated by the Assets for services rendered by Purchaser on and after the effective date shall belong to the Purchaser.

                    (d) The Company shall not institute any legal action or collection efforts with respect to a Disputed Receivable until such Disputed Receivable remains unpaid for 90 days following the date of the invoice. Prior to institution any such action or effort, the Company shall notify Purchaser of its intent to undertake same. If within 10 business days of notification, Purchaser fails to collect the Disputed Receivable or notify the Company that Purchaser is buying the Disputed Receivable from Company for the face value, the Company is free to pursue whatever collection efforts or legal action it deems appropriate to collect the Disputed Receivable.

                    (e) Until all Receivables have been paid or purchased by Purchaser, the Company and its accountants shall have the right, upon reasonable notice, during normal business hours, to examine the books and records of Purchaser relating to the Receivables.


                                      ARTICLE VI

                                   INDEMNIFICATION

               SECTION 6.1  SURVIVAL OF REPRESENTATIONS AND WARRANTIES OF THE
                            -------------------------------------------------
          COMPANY AND KLEIN.  Notwithstanding any right of Purchaser and
          -----------------
          Parent fully to investigate the affairs of the Company and any knowledge of facts determined or determinable by Purchaser and Parent pursuant to such investigation or right of investigation, Purchaser and Parent each has the right to rely fully upon the representations, warranties, covenants and agreements of the
          Company   and  Klein  contained  in  this  Agreement  or  in  any
          instrument delivered in connection with or pursuant to any of the
          foregoing.   All such covenants and agreements of the Company and
          Klein shall survive the execution and delivery of this Agreement. All of such representations and warranties made by the Company and Klein shall survive the execution and delivery of this Agreement for a period of two (2) years following the date of this Agreement; provided, that the representations and warranties
                          --------
          made by the Company and Klein in Section 3.2 with respect to due authority shall survive the execution and delivery of this Agreement.

               SECTION 6.2  OBLIGATION OF THE COMPANY AND KLEIN TO INDEMNIFY.
                            ------------------------------------------------
          The Company and Klein, jointly and severally, agree to indemnify,
          defend  and  hold  harmless   Purchaser  and  Parent  (and  their
          respective    directors,    officers,   employees,    affiliates,
          successors, assigns and representatives) from and against all Claims, losses, liabilities, damages, deficiencies, judgments, settlements, costs of investigation or other expenses (including
          interest,   penalties   and   reasonable  attorneys'   fees   and
          disbursements   and   expenses   incurred   in   enforcing   this
          indemnification or in any litigation between the parties or with third parties) (collectively, the "Losses") suffered or incurred
                                             ------
          by Purchaser, Parent or any of the foregoing persons arising  out of (a) any breach of the representations, warranties, covenants and agreements of the Company or Klein contained in this Agreement or any Transaction Document, or (b) any Company Liability whether arising prior to or after the date of this Agreement. The amount of such indemnification shall be limited to the sum of the purchase price paid hereunder and the aggregate amounts paid under the
          Employment   Agreement   and   the   Noncompetition    Agreement.
          Notwithstanding  anything   to  the contrary  contained   in  this
          Agreement  and   the  Transaction Documents, neither the Purchaser
          nor the Parent shall have any rights, remedies or recourse against the Company or Klein except to the extent that any breach or Company Liability results in actual costs, expenses, liabilities or damages to Purchaser or Parent.

               SECTION 6.3  SURVIVAL OF REPRESENTATIONS AND WARRANTIES OF THE
                            -------------------------------------------------
          COMPANY AND PARENT.  All the representations and warranties made
          ------------------
          herein by the Purchaser and/or the Parent shall survive the execution and delivery of this Agreement for a period of two (2) years following the date of this Agreement; provided, that the
                                                      --------
          representations and warranties made by the Purchaser and the Parent in Section 4.2 with respect to due authority shall survive the execution and delivery of this Agreement.

               SECTION 6.4  OBLIGATION OF PURCHASER AND PARENT TO INDEMNIFY.
                            -----------------------------------------------
          The Purchaser  and the Parent,  jointly and  severally, agree  to
          indemnify,  defend  and  hold   harmless  the  Company  (and  its
          directors, officers, employees, affiliates, successors, assigns and representatives) and Klein from any and all Losses suffered or incurred by the Company or Klein or any of the foregoing persons arising out of (a) any breach of the representations, warranties, covenants and agreements of the Purchaser or the
          Parent  contained  in  this   Agreement  or  in  any  Transaction
          Document, or (b) any liability relating to the use of the Purchased Assets or the conduct of the Business by Purchaser or the Parent after the date hereof.


                                     ARTICLE VII

                                    MISCELLANEOUS

               SECTION 7.1  EXPENSES.  Except as otherwise specifically
                            --------
          provided in this Agreement, the parties hereto shall bear their respective expenses incurred in connection with the preparation, execution and performance of this Agreement and the Transaction Documents, including, without limitation, all fees and expenses of their respective representatives.

               SECTION 7.2  PUBLIC ANNOUNCEMENTS.  Prior to and after the
                            --------------------
           date of this Agreement, the Company and Purchaser will consult with each other before issuing any press release or otherwise making any public statement with respect to the Contemplated Transactions, and will not issue any such press release or make any such public statement without the prior approval of the Company or Purchaser, as the case may be, except as may be required by applicable Law in which event the other party shall have the right to review and comment upon (but not approve) any such press release or public statement prior to its issuance.

               SECTION 7.3  FURTHER ASSURANCES.  The Company  on the one
                            ------------------
          hand, and Parent and Purchaser, on the other hand, hereby agree, without further consideration, to execute and deliver at or following the date hereof such instruments of transfer and take such other action as the other parties may reasonably request in order to put Purchaser in possession of, and to vest in Purchaser, good, valid and unencumbered title to the Purchased Assets in accordance with this Agreement and to otherwise give effect to the Contemplated Transactions. After the date of this Agreement, Purchaser and Parent shall afford reasonable access to any and all charter documents and corporate records of the Company which are in the Purchaser's or Parent's possession as the Company or Klein may from time to time reasonably request.

               SECTION 7.4  DOCUMENTATION.  Simultaneously herewith, the
                            -------------
          Company is delivering to Purchaser the following:

                    (a)  A  certificate, dated  contemporaneously herewith,
          of the Secretary or Assistant Secretary of the Company certifying, among other things, that attached or appended to such certificate (i) is a true and correct copy of the Certificate of Incorporation and by-laws (or comparable instruments) of the Company, and all amendments if any thereto as of the date thereof; (ii) are the names of the directors and officers of the Company; (iii) is a true copy of all corporate actions taken by the board of directors and the shareholders of the Company (which actions shall have been taken prior to the date of entering into this Agreement) to authorize the Contemplated Transactions; and
          (iv) are the names and signatures of the duly elected or appointed officers of the Company who are authorized to execute and deliver this Agreement, the Transaction Documents to which the Company is a party and any certificate, document or other instrument in connection herewith.

                    (b)  Possession and control of the Purchased Assets.

                    (c) Bill of Sale executed by the Company conveying to Purchaser all of the Purchased Assets being acquired hereunder, free and clear of any and all Liens, substantially in the form of Exhibit E hereto.
          ---------

                    (d) Good standing certificates for the Company from the Secretary of State of the State of New York and each of the jurisdictions in which the Company is qualified to do business as a foreign corporation.

                    (e) A signed opinion of the Company's counsel, dated contemporaneously herewith, addressed to Purchaser and Parent, substantially in the form of opinion annexed as Exhibit F hereto.
                                                          ---------

                    (f) A signed opinion of the Purchaser's and Parent's counsel, dated contemporaneously herewith, addressed to the Company and Klein, substantially in the form of opinion annexed as Exhibit G hereto.
             ---------

                    (g) Copies of all Business books and records as reasonably requested by Purchaser and related to the purchase of Purchased Assets.

                    (h) The UCC-3 terminating the European American Bank lien.

                    (i) A certificate to be filed by Purchaser on behalf of the Company with the Department of State of the State of New York canceling the Company's use and right to the Acquired Name as a fictitious name of the Company.

                    (j) A check in the amount of $6,500 for the partial purchase price of certain shares of the Parent's common stock being purchased in connection with the Employment Agreement.

               SECTION 7.5 NOTICES. (a) Any notice or other  communication
                           -------
          required or permitted hereunder shall be in writing and shall be delivered personally by hand or by recognized overnight courier, telecopied or mailed (by registered or certified mail, postage prepaid) as follows:

                           (i)   If to Purchaser or Parent, one copy to:

                                 Paramount Financial Corporation
                                 One Jericho Plaza
                                 Jericho, New York 11753
                                 Telecopier:  (516) 938-3995
                                 Attention:  Glenn Nortman, Chief Executive
                                              Officer

                                 with a simultaneous copy to:

                                 Thelen Reid & Priest LLP
                                 40 West 57th Street
                                 New York, New York 10019
                                 Telecopier:  (212) 603-2001
                                 Attention:  Danal F. Abrams, Esq.

                          (ii)   If to the Company, one copy to:

                                 RBW Staffing Resources Inc.
                                 632 Broadway
                                 New York, New York 10012
                                 Telecopier:
                                 Attention: Robert Klein, President

                                 with a simultaneous copy to:

                                 Ruden, McClosky, Smith, Schuster& Russell,
                                  P.A.
                                 200 East Broward Boulevard
                                 P.O. Box 1900
                                 Fort Lauderdale, Florida 33302
                                 Telecopier: (954) 764-4996
                                 Attention:  Diane J. Geller, Esq.

                    (b) Each such notice or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in Section 7.5(a) (with confirmation of such transmission), or (ii) when delivered at the address specified in Section 7.5(a). Any party by notice given in accordance with this Section 7.5 to the other party may designate another address or person for receipt of notices hereunder. Notices by a party may be given by counsel to such party.

               SECTION 7.6  ENTIRE AGREEMENT.  This Agreement and the
                            ----------------
          collateral agreements executed in connection with the consummation of the Contemplated Transactions contain the entire agreement between the parties with respect to the subject matter hereof and related transactions and supersede all prior agreements, written or oral, with respect thereto.

               SECTION 7.7  WAIVERS AND AMENDMENTS; NON-CONTRACTUAL REMEDIES;
                            ------------------------------------------------
          PRESERVATION OF REMEDIES.  This Agreement may be amended,
          ------------------------
          superseded, canceled, renewed or extended only by a written instrument signed by the parties hereto. The provisions hereof may be waived only in writing by the parties hereto. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege. Except as otherwise provided herein, the rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

               SECTION 7.8  GOVERNING LAW. This Agreement shall be governed
                            -------------
          and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State, without regard to the conflict of laws rules thereof.

               SECTION 7.9  CONSENT TO JURISDICTION AND SERVICE OF PROCESS.
                            ----------------------------------------------
          The parties hereto irrevocably: (a) agree that any suit, action or other legal proceeding arising out of this Agreement may be brought in the courts of the State of New York or the courts of the United States located in the State of New York, (b) consent to the jurisdiction of each court in any such suit, action or proceeding, (c) waive any objection which they, or any of them, may have to the laying of venue of any such suit, action or proceeding in any of such courts, and (d) waive the right to a trial by jury in any such suit, action or other legal proceeding.

               SECTION 7.10  FEES OF PREVAILING PARTY.  If there is a dispute
                             ------------------------
          under this Agreement or the Transaction Documents, the prevailing party shall be entitled to recover from the losing party all reasonable attorneys' fees and costs incurred by it in the resolution of such dispute.

               SECTION 7.11  BINDING EFFECT; NO ASSIGNMENT.  This Agreement
                              ----------------------------
          and all of its provisions, rights and obligations shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs and legal representatives. This Agreement may not be assigned (including by operation of
          Law) by a party without the express written consent of Purchaser and Parent (in the case of assignment by the Company or Klein) or the Company (in the case of assignment by Purchaser or Parent) and any purported assignment, unless so consented to, shall be void and without effect; provided, that the benefits hereunder
                                     --------
          (but not the obligations) of Purchaser or Parent  may be assigned by Purchaser or Parent and the benefits hereunder (but not the obligations) of Company may be assigned by the Company. Nothing
          herein express   or  implied is intended or shall be construed to
          confer upon or to give anyone other than the parties hereto and their respective heirs, legal representatives and successors any rights or benefits under or by reason of this Agreement and no other party shall have any right to enforce any of the provisions of this Agreement.

               SECTION 7.12  EXHIBITS.  All Exhibits attached hereto are
                             --------
          hereby incorporated by reference into, and made a part of, this Agreement.

               SECTION 7.13  SEVERABILITY.  If any provision of this
                             ------------
          Agreement for any reason shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such illegal, invalid or unenforceable provision had never been included herein.

               SECTION 7.14  COUNTERPARTS. The Agreement may be executed in
                             ------------
          any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

               IN WITNESS WHEREOF, the undersigned have executed this
               ------------------
          Agreement as of the date set forth above.

                                        RBW STAFFING RESOURCES INC.


                                        By:    /s/ Robert Klein
                                            --------------------------
                                            Name:  Robert Klein
                                            Title: President



                                           /s/ Robert Klein
                                        ------------------------------
                                        Robert Klein


                                        PARAMOUNT FINANCIAL CORPORATION


                                        By:   /s/ Glenn Nortman
                                            ---------------------------
                                            Name:  Glenn Nortman
                                            Title: Chief Executive Officer


                                        DELTAFORCE PERSONNEL SERVICES


                                        By:    /s/ Jeffrey Nortman
                                            ----------------------------
                                            Name:  Jeffrey Nortman
                                            Title: Chief Executive Officer